Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of March 23, 2012, by and among TRANSOCEAN INC., a Cayman Islands exempted company (the “Borrower”), those Lenders (as hereinafter defined) that are parties to this Amendment, and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the several banks and other financial institutions that are parties thereto (the “Lenders”), and the Administrative Agent are parties to a certain Credit Agreement, dated as of November 1, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement), pursuant to which the Lenders have made certain financial accommodations available to the Borrower;

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement, and subject to the terms and conditions hereof, certain of the Lenders constituting the Required Lenders for purposes of effecting this Amendment are willing to do so;

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent agree as follows:

1.                                       Amendments.

                                                (a)  Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions of Eksportfinans Loan Documents” and “Excluded TND Debt” in the appropriate alphabetical order:

                                                “Eksportfinans Loan Documents” means, collectively, the Loan Agreements between Aker Drilling ASA (now Transocean Drilling) and Eksportfinans ASA dated as of September 12, 2008 and November 18, 2008, respectively, and the related Declarations of Pledge and Deposit and Payment Agreements with DnB NOR Bank ASA (as deposit bank) executed by Aker Drilling ASA pursuant to the requirements of such Loan Agreements.

                                                “Excluded TND Debt” means all or a portion of the Indebtedness of Transocean Norway Drilling AS (formerly Aker Drilling ASA, and referred to herein as “TND Group”) owing to Eksportfinans ASA as of February 22, 2012 in the aggregate principal sum of $900,000,000, but solely to the extent that (i) cash and Cash Equivalents have been pledged as security for such Indebtedness and set aside in segregated deposit accounts of TND Group for the sole purpose of paying such Indebtedness as any payments in respect thereof become due, and such cash and Cash Equivalents and accounts as so pledged and restricted are reflected as such on the consolidated balance sheet of the Consolidated Group, and (ii) such pledges and restrictions remain in effect consistent with the requirements as described in the Eksportfinans Loan Documents as in effect as of the respective dates thereof, or such other requirements as may be acceptable to the Administrative Agent.

                                                (b)  Section 1.1 of the Credit Agreement is hereby amended by replacing the definition of “Consolidated Indebtedness” in its entirety with the following:

                                                “Consolidated Indebtedness” means all Indebtedness of the Consolidated Group that would be reflected on a consolidated balance sheet of such Persons prepared in accordance with GAAP.  Notwithstanding anything to the contrary in this Agreement or any other Credit Document, for purposes of calculating Consolidated Indebtedness pursuant to the terms of this Agreement or any other Credit Document, (a) GAAP will be deemed to treat leases that would have been classified as operating leases in accordance with generally accepted accounting principles in the United States of America as in effect on December 31, 2010 in a manner consistent with the treatment of such leases under generally accepted accounting principles in the United States of America as in effect on December 31, 2010, notwithstanding any modifications or interpretive changes thereto that may occur thereafter and (b) the amount of any Excluded TND Debt shall be disregarded.

2.                                       Conditions to Effectiveness of this Amendment. Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Lenders hereunder, it is understood and agreed that this Amendment shall not become effective, and the Borrower shall have no rights under this Amendment, until the Administrative Agent shall have received (i) reimbursement or payment of its costs and expenses incurred in connection with this Amendment or the Credit Agreement (including reasonable fees, charges and disbursements of King & Spalding LLP, counsel to the Administrative Agent), and (ii) each of the following documents:

                                                (a)                                  executed counterparts to this Amendment from the Borrower and the Required Lenders;

                                                (b)                                 Holdings shall have executed and delivered the Reaffirmation of Holdings Guaranty in the form attached to this Amendment; and

                                                (c)                                  the Administrative Agent shall have received copies of the agreements and documents governing the Excluded TND Debt and the requirements for restricted cash, Cash Equivalents and related accounts as the same are in effect as of the date of this Amendment.

3.                                       Representations and Warranties.  To induce the Lenders and the Administrative Agent to enter into this Amendment, the Borrower hereby represents and warrants to the Lenders and the Administrative Agent:

(a)                                  Each of the Borrower and Holdings (i) is duly organized (or, in the case of the Borrower, duly registered by way of continuation) and existing in good standing under the laws of the jurisdiction of its organization or registration (as the case may be); (ii) has all necessary organizational power and authority to own the property and assets it uses in its business and otherwise to carry on its present business; and (iii) is duly licensed or qualified and in good standing in each jurisdiction in which the nature of the business transacted by it or the nature of the property owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified or to be in good standing, as the case may be, would not have a Material Adverse Effect;

(b)                                 The execution, delivery and performance by the Borrower and Holdings of this Amendment are within such Loan Party’s organizational powers and have been duly authorized by all necessary company action;

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(c)                                  The execution, delivery and performance by the Borrower and Holdings of this Amendment do not (i) contravene in any material respect any applicable provision of any law, statute, rule or regulation, or any applicable order, writ, injunction or decree of any court or governmental instrumentality, (ii) conflict with or result in any breach of any term, covenant, condition or other provision of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien, other than any Permitted Lien, upon any of the property or assets of the Borrower or any other Member of the Consolidated Group under, the terms of any material contractual obligation to which the Borrower or any other Member of the Consolidated Group is a party or by which they or any of their properties or assets are bound or to which they may be subject, or (iii) violate or conflict with any provision of the memorandum of association and articles of association, charter, articles or certificate of incorporation, partnership or limited liability company agreement, by-laws, or other applicable governance documents of the Borrower or Holdings;

(d)                                 This Amendment has been duly executed and delivered by each of the Borrower and Holdings and constitutes a legal, valid and binding obligation of each of the Borrower and Holdings enforceable against it in accordance with its terms, subject as to enforcement only to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and equitable principles; and

                                                (e)                                  After giving effect to this Amendment, the representations and warranties contained in the Credit Agreement (other than the representations and warranties set forth in Sections 5.4, 5.9, 5.15 and 5.16 of the Credit Agreement) and in the other Credit Documents (other than those that relate to the representations and warranties set forth in Sections 5.4, 5.9, 5.15 and 5.16 of the Credit Agreement) shall be true and correct in all material respects (except any such representation or warranty that is qualified or limited by its terms by materiality, in which case such representation or warranty shall be true and correct), except as a result of the transactions permitted hereunder or thereunder, and except to the extent that any such representation or warranty relates solely to an earlier date, in which case it shall have been true and correct in all material respects as of such earlier date, and no Default or Event of Default has occurred and is continuing as of the date hereof.

4.                                       Effect of Amendment.  Except as set forth expressly herein, all terms of the Credit Agreement, as amended hereby, and the other Credit Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrower, Holdings, and each other Loan Party to the Lenders and the Administrative Agent.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.  This Amendment shall constitute a Credit Document for all purposes of the Credit Agreement.

5.                                       Governing Law.   This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York and all applicable federal laws of the United States of America.

6.                                       No Novation.  This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or any other Credit Document or an accord and satisfaction in regard thereto.

7.                                       Costs and Expenses.  The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment,

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including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Administrative Agent with respect thereto.

8.                                       Counterparts.  This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

9.                                       Binding Nature.  This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

10.                                 Entire Understanding.  This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

[Signature Pages To Follow]

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                                                IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:

TRANSOCEAN INC.

By:	/s/ C. Stephen McFadin
Name: C. Stephen McFadin
Title: President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A.

By:	/s/ Stephanie Balette
Name: Stephanie Balette
Title: Authorized Officer

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

CRÉDIT AGRICOLE CORPORATE AND
INVESTMENT BANK

By:	/s/ Page Dillehunt
Name: Page Dillehunt
Title: Managing Director

By:	/s/ Michael Willis
Name: Michael Willis
Title: Managing Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/s/ Maria Ferradas
Name: Maria Ferradas
Title: Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

CITIBANK, N.A.

By:	/s/ Robert Malleck
Name: Robert Malleck
Title: Managing Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ T. Alan Smith
Name: T. Alan Smith
Title: Managing Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

BARCLAYS BANK PLC

By:	/s/ Sreedhar R. Kona
Name: Sreedhar R. Kona
Title: Assistant Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

By:	/s/ Christopher Reo Day
Name: Christopher Reo Day
Title: Vice President

By:	/s/ Michael Spaight
Name: Michael Spaight
Title: Associate

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

CREDIT SUISSE AG, ZURICH

By:	/s/ Christoph Streib
Name: Christoph Streib
Title: Director

By:	/s/ Ronnie Miller
Name: Ronnie Miller
Title: Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

GOLDMAN SACHS BANK USA

By:	/s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

MORGAN STANLEY BANK, N.A.

By:	/s/ Dmitriy Barskiy
Name: Dmitriy Barskiy
Title: Authorized Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

BANK OF AMERICA, N.A.

By:	/s/ Shelley A. McGregor
Name: Shelley A. McGregor
Title: Managing Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

P. P. DNB NOR BANK ASA

By:	/s/ Magnus Piene
Name: Magnus Piene
Title: Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

STANDARD CHARTERED BANK

By:	/s/ Brendan Herley
Name: Brendan Herley
Title: Director Capital Markets

By:	/s/ Moy Hiang Wong
Name: Moy Hiang Wong
Title: Credit Documentation Officer

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

THE BANK OF NEW YORK MELLON

By:	/s/ Hussam S. Alsahlani
Name: Hussam S. Alsahlani
Title: Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

REAFFIRMATION OF HOLDINGS GUARANTY

In order to induce the Lenders and the Administrative Agent to enter into the foregoing First Amendment to Credit Agreement dated as of March 23, 2012 (the “Amendment”), the undersigned TRANSOCEAN LTD., a Swiss corporation registered in Zug, Switzerland (“Holdings”) and the sole shareholder of Transocean Inc. (the “Borrower”), consents and agrees as follows (with the capitalized terms used herein having the same meanings herein as specified for such capitalized terms in the “Credit Agreement” as such term is defined in the Amendment):

Holdings consents to the execution and delivery by the Borrower of this Amendment and hereby ratifies and confirms the terms of the Holdings Guaranty with respect to all Indebtedness now or hereafter outstanding under the Credit Agreement as amended hereby and all promissory notes issued thereunder. Holdings acknowledges that, notwithstanding anything to the contrary contained herein or in any other document evidencing any indebtedness of the Borrower to the Lenders or any other obligation of the Borrower, or any actions now or hereafter taken by the Lenders with respect to any obligation of the Borrower, the Holdings Guaranty (i) is and shall continue to be a primary obligation of Holdings, (ii) is and shall continue to be an absolute, unconditional, continuing and irrevocable guaranty of payment, and (iii) is and shall continue to be in full force and effect in accordance with its terms.  Nothing contained herein to the contrary shall release, discharge, modify, change or affect the original liability of Holdings under the Holdings Guaranty.

EXECUTED AND DELIVERED by Holdings this 23rd day of March, 2012

TRANSOCEAN LTD.

By:	/s/ Nick Deeming
Name: Nick Deeming
Title: Senior Vice President & General Counsel